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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                            Reported): July 27, 2006

                         Alternative Loan Trust 2006-J4
                         ------------------------------
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-131630-36

                                   CWALT, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-131630

                           Countrywide Home Loans Inc.
                           ---------------------------
             (Exact name of the sponsor as specified in its charter)


           Delaware                                   87-0698307
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  (State or Other Jurisdiction                      (I.R.S. Employer
of Incorporation of the depositor)         Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                      91302
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(Address of Principal                                    (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
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         The tables attached hereto as Exhibit 99.1 describe characteristics of the mortgage loans in loan group 2 following the transfer to the Issuing Entity of all supplemental mortgage loans during the funding period and as of the related Cut-off Date with respect to loan group 2. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in loan group 2 as of the related Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

         Because there was no funding period for loan group 1 and no transfer of supplemental mortgage loans to the Issuing Entity with respect to loan group 1, no information regarding loan group 1 is provided herein. The characteristics of the mortgage loans in loan group 1 can be found in the prospectus supplement relating to the Issuing Entity, as filed with the Securities and Exchange Commission on July 5, 2006 under Rule 424(b)(5).

Item 9.01.  Financial Statements and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     Exhibit No.       Description
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     99.1              Characteristics of mortgage loans in loan group 2

                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWALT, INC.



                                               By: /s/ Darren Bigby
                                                   --------------------
                                               Name: Darren Bigby
                                               Title: Vice President


Dated:  August 2, 2006

                                  Exhibit Index
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     Exhibit No.       Description
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     99.1              Characteristics of mortgage loans in loan group 2